The Sentinel Variable Products Trust Supplement dated May 14, 2008 to the Prospectus dated May 1, 2008

The paragraph titled “ Money Market Fund” in the Portfolio Mangers section on page 15 is deleted and replaced with the following:

David M. Brownlee manages the Money Market Fund. Mr. Brownlee has been associated with Sentinel since 1993, and has managed the Fund since May 2008. Mr. Brownlee holds the Chartered Financial Analyst designation.

SF0974(0508)

Cat. No. 50814